EXHIBIT 10.5

FORM A

THIS WARRANT AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND REGISTRATION OR QUALIFICATION UNDER ANY STATE SECURITIES LAW, UNLESS IN THE OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND REGISTRATION OR QUALIFICATION UNDER SAID LAWS IS AVAILABLE

[DATE]

WORLDWATER CORP.

COMMON STOCK PURCHASE WARRANT AGREEMENT (EXERCISABLE AT $0.           PER SHARE FOR             SHARES)

WorldWater Corp. (the “Company”) hereby grants to the holder,               , the right to purchase, under the limited circumstances set forth herein at any time commencing on the Commencement Date (as defined below) until                          (the “Expiration Date”)              fully paid and non-assessable shares of the Company’s Common Stock, par value $.001 per share (the “Common Stock”).

This Warrant Agreement (hereafter “Warrant”) is exercisable at a price equal to $0.          per share of the Common Stock issuable hereunder (the “Exercise Price”) until                  payable by certified or official bank check as hereinafter provided. Upon surrender of this Warrant with the annexed Election to Purchase duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, at the Company’s principal executive offices presently located at 55 Route 31 South, Pennington, New Jersey 08534, the holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

1.                                      Exercise of Warrant

The purchase rights represented by this Warrant are exercisable by the holder hereof, in whole or in part (but not as to fractional shares of Common Stock), on the date (the “Commencement Date”) that is the date of issuance of this Warrant, and only until the Expiration Date.

2.                                       Issuance of Stock Certificates

The issuance of certificates for shares of Common Stock upon the exercise of this warrant shall be made without charge to the holder hereof including, without limitation, any tax that may be payable in respect thereof, and such certificates shall (subject to the provisions of Section 3) be issued in the name of, or in such names as may be directed by, the holder thereof; provided, however, that the Company shall not be required to pay any income tax to which the holder hereof may be subject in connection with the issuance of this Warrant or of shares of Common Stock upon exercise of this Warrant; and provided further, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder; the Company shall not be required to issue or deliver such certificates unless or until the person or person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

3.                                      Restriction on Transfer of Warrant.

3.1                                Registration on Transfer.  The holder of this Warrant, by his acceptance hereof, covenants and agrees that this Warrant is being acquired without any view to the distribution hereof or of the rights evidenced hereby.    This Warrant may be transferred only in accordance with federal and state security laws.

3.2                                Transfer Restriction Legend. Each certificate representing Warrant shares (as hereinafter defined), unless at the time of exercise such Warrant shares are registered under the Act, shall bear a legend in substantially the following form on the face thereof:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER SAID ACT AND REGISTRATION OR QUALIFICATION UNDER ANY STATE SECURITIES LAW, UNLESS IN THE OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND REGISTRATION OR QUALIFICATION UNDER SAID LAWS IS AVAILABLE.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel acceptable to the Company, the securities represented thereby may be transferred as contemplated by such holder without violation of applicable law.

4.                                       Registration Rights

4.1                                Incidental Registration.   If at any time after the date of the closing of a public offering and prior to the second anniversary of such date, the Company proposes to register any of its equity securities under the Act on a registration form usable for resales generally (other than a registration statement on Form S-8 or other form similar thereto relating to employees benefit plans hereinafter adopted by the Securities and Exchange Commission or on Form S-4), it will give written notice, at least 30 days prior to the filing of any such registration statements to all holders of Warrants and/or Warrant Shares of its intention to do so. If the holders of Warrants and/or Warrant Shares notify the Company within 20 days after receipt of any such notice of their desire to include their Warrant Shares, in whole or in part, in such proposed registration statement, the Company shall afford such holders the opportunity to have their Warrant Shares registered under such registration statement.   The Company shall not be required to include any Warrants in any such registration statement.

Notwithstanding the foregoing, if the underwriters of such offering determine that the total amount of securities which they and any other persons or entities intend to include in such offering would adversely affect the success of such offering, then the amount of Warrant Shares to be offered by the holders of Warrant Shares shall be reduced pro rata with all other securities the holders of such other securities have requested to be included in such registration to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such underwriters or excluded in their entirety, as the case may be.

Further, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 4.1 (irrespective of whether a written request for inclusion of Warrant Shares shall have been made) to elect not to withdraw the same after the filing thereof.

4.2                                Covenants of the Company with Respect to Registration  In connection with any registration under Section 4.1, the Company covenants and agrees as follows:

(a)                               The Company shall use its best efforts to have any registration statement declared effective at the earliest possible time, and shall furnish such number of prospectuses to the holders as shall reasonably be requested.

(b)                              The Company shall pay all costs, fees and expenses in connection with all registration statements under Section 4.1, including, without limitation, the Company’s legal and accounting fees, printing expenses and blue sky fees and expenses, except that the Company shall not pay for (i) underwriting discounts and commissions, (ii) state transfer taxes, (iii) brokerages commissions and (iv) fees and expenses of counsel and accountants for the holders of the Warrants and/or Warrant Shares.

(c)                                 The Company will take all necessary action that may be required in seeking to register or qualify the Warrant Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as are reasonably requested by the holders of the Warrant Shares provided that the Company shall not be obliged to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

(d)                                The Company shall indemnify the holders of Warrant Shares included in any registration statement and each person, if any, who controls any such holder within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact in such registration statement or any related prospectus, offering circular, notification or other document furnished or authorized by the Company, or any omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, unless such actual or alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any holder specifically for use in connection with the preparation of such registration statement, prospectus, offering, circular, notification, or other document.

(e)                                 Each holder of the Warrants and/or Warrant Shares for whose benefit shares are included in any registration statement shall indemnify such other holders, the Company, its officers and directors and each person, if any, who controls any such holder or the Company within the meaning of Section 15 of the Act or Section 29(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act, or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact in such registration statement or any related prospectus, offering circular,  notification,  or other document furnished or authorized by the Company, or any omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such actual or alleged statement or omission was made in reliance upon and in conformity with information furnished by or on behalf of such holder for specific inclusion in such registration statement, prospectus, offering circular, notification, or other document.

5.                                       Adjustments

5.1                                 Subdivision and Combination of Common Stock.  In case the Company shall at any time during the period from the date hereof through the Expiration Date subdivide (by any stock split, stock dividend or otherwise) or combine (by any reverse stock split or otherwise) the outstanding shares of Common Stock, the aggregate number of shares of Common Stock issuable upon the exercise of this Warrant (and of all the Warrants) and the corresponding Exercise Price shall be proportionately increased or decreased, as the case may be.

5.2                                 Reclassification Consolidation Merger etc.  In case of, during the period from the date hereof through the Expiration Date, any reclassification or change of the outstanding shares of Common Stock (other than a change from no par value to par value or vice versa or a change in par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company with or into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification of, or change in (other than as a result of a subdivision or combination of such shares or a change in par value as aforesaid), the outstanding shares of Common Stock of the company), or in the case of a sale or conveyance to another corporation of the property of the Company substantially as an entirety, the holder of this Warrant shall therefore (but only until the Expiration Date) have the right to purchase the kind and number of shares of stock and/or other securities or property receivable upon such reclassification, change, consolidation, merger, sale, or conveyance in respect of the number of shares issuable under this Warrant that would have been purchasable by such holder if such number of shares of Common Stock issuable hereunder had been purchased immediately prior to such reorganization, reclassification, etc. The Company shall be obliged to retain and set aside, or otherwise make fair provision for exercise of the right of the holder hereof to receive the shares of stock and/or other securities or property provided for in this Section 5.2.

6.1                                Exchange and Replacement of Warrant.

This Warrant is exchangeable without expense, upon surrender hereof by the holder hereof at the principal executive office of the Company set forth in the introduction hereof, for a new Warrant or Warrants of like tenor and date representing in the aggregate the right to purchase the same number of shares as are purchasable hereunder in such denominations as shall be designated by the holder hereof at the time of such surrender.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

7.                                       Redemption

(a)                                 The Company may, at its option, call for redemption all or any portion of the then outstanding Warrants at a call price of $0.01 per Warrant (the “Call Price”), at any time; provided that the Current Market price shall have been greater than or equal to 150% of the then current Exercise Price on each of the 15 consecutive trading days prior to the date that notice of such call is sent as provided in Section 7(c); and provided further, that the company may not call for redemption any Warrant unless (i) on the date that notice of such call is sent as provided in Section 7(c), the Warrant Shares underlying such Warrant are registered under a registration statement that is effective under the Act or (ii) the holder of such Warrant shall not have timely furnished to the Company such information regarding such holder, its holdings of Common Stock, and its intended method of disposition of the Warrant Shares underlying such Warrant as shall be reasonably required to effect the registration of such Warrant Shares or shall not have executed such documents in connection with such registration as the Company shall have reasonably requested.

(b)                                If the company shall determine to call less than all the Warrants then permitted to be redeemed pursuant to Section 7(a) (“Eligible Warrants”), the Eligible Warrants shall be called from each holder of Eligible Warrants in proportion to the number of Eligible Warrants held by all such holders, subject to such adjustments as the Company may determine to enable the Company to call a whole number of Eligible Warrants from each such holder.

(c)                                 Notice of any call for redemption shall be given to the Holder by the Company not less than 15 days and not more than 45 days prior to the date established for such call (the “Call Date”). Each such notice of call will (i) specify the Call Date, (ii) state that payment of the Call Price will be made by the Company upon presentation and surrender of this Warrant to the Company at its address as specified in the notice, and (iii) state that the right to exercise the Warrants will terminate at 5.00 P.M., US Eastern Standard Time, on the business day immediately preceding the Call Date.

(d) Upon the giving of the notice provided in Section 7(c), effective at the time referred to in the section 7(c), the Warrants so called for redemption will terminate and no longer be exercisable, and the holder thereof will have no further rights with respect to such Warrants except to receive the Call Price therefor.

8.                                       Elimination of Fractional Interests

The Company shall not be required upon the exercise of this Warrant to issue stock certificates representing fractions of snares of Common Stock, but shall instead pay in cash, in lieu of any fractional share of Common Stock to which such holder would be entitled if such fractional shares were issuable, in an amount equal to the fair market value of a Common Stock as of the date of such exercise.

9.                                       Reservation of Shares

The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock as shall be issuable upon the exercise of this Warrant and payment of the Exercise Price thereof, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

10.                                 Notices

All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered personally, or mailed by registered or certified mail, return receipt requested, or telecopied or telexed and confirmed in writing and delivered personally or mailed by registered or certified mail, return receipt requested:

(a)                                  If the holder of this warrant, to the address of such holder as shown on the books of the Company; or

(b)                                 If the Company, to the address set forth in the introduction of this Warrant;

Or such other address as the holder or the Company may hereafter have advised the other.

11.                               Successors.

All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

12.                               Headings

The Section headings in this Warrant have been inserted for purposes of convenience only and shall have no substantive effect.

13.                               Law Governing.

This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the state of New York (not including the choice of law rules thereof) regardless of the jurisdiction of creation or domicile of the Company or its successors or of the holder of any time hereof.

IN WITNESS WHEREOF, WorldWater, Corp. has caused this Warrant to be duly executed as of the date first written above:

WorldWater Corp.

By:
Quentin T. Kelly
Chairman & CEO

Accepted and agreed:

By:

FORM B

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS.

WARRANT TO PURCHASE                  SHARES OF COMMON

STOCK, $.001 PAR VALUE PER SHARE

For VALUE RECEIVED,                        (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from WorldWater Corp., a Delaware corporation (“Company”), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date,                           , at an exercise price per share equal to $0.           (the exercise price in effect being herein called the “Warrant Price”),                                                                    (“Warrant Shares”) of the Company’s Common Stock, par value $.001 per share (“Common Stock”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

Section 1. Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

Section 2. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (“Securities Act”), or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act of 1933, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company. This Warrant shall be transferable by the Warrantholder to investors in and officers, directors, members and managers of the Warrantholder and the affiliates of any of the foregoing.

Section 3. Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the

Company during normal business hours on any Business Day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof). The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding three (3) Business Days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. As used herein, “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

Section 4. Compliance with the Securities Act of 1933. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

Section 5. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid. The holder shall be responsible for income and gift taxes due under federal, state or other law, if any such tax is due.

Section 6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

Section 7. Reservation of Common Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares upon the due exercise of this Warrant, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

Section 8. Adjustments. Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a) (i) If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event with an inversely proportional adjustment in the Warrant Price. Such adjustments shall be made successively whenever any event listed above shall occur.

(ii) If the Company shall, at any time or from time to time while this Warrant is outstanding, issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, as a condition of such reclassification, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The provisions of this sub-paragraph (ii) shall similarly apply to successive reclassifications.

(b)                                 If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected, then, as a condition of such reorganization,   reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof.    The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and the other obligations under this Warrant.  The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

(c)                                  In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Fair Market Value (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Fair Market Value per share of Common Stock immediately prior to such payment date.   Such adjustment shall be made successively whenever such a payment date is fixed.

For all purposes of this Warrant, the “Fair Market Value” of a share of Common Stock as of a particular date (the “Valuation Date”) shall mean the following: (v) if the Common Stock is then listed on a national stock exchange, the average closing price of one share of Common Stock for the most recent five (5) trading sessions during which the Common Stock has traded; (w) if the Common Stock is then included in The Nasdaq Stock Market, Inc. (“Nasdaq”), the closing price of one share of Common Stock for the most recent five (5) trading sessions during which the Common Stock has traded; (x) if the Common Stock is then included in the Over-the-Counter Bulletin Board, the average closing price of one share of Common Stock for the most recent five (5) trading sessions during which the Common Stock has traded; (y) if the Common Stock is then included in the “pink sheets”, the average closing price of one share of Common Stock in the most recent five (5) trading sessions during which the Common Stock has traded; or (z) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq or the Over-the-Counter Bulletin Board or in the “pink sheets”, the Fair Market Value of one share of Common Stock as of the Valuation Date shall be determined in good faith by the Board of Directors of the Company and the Warrantholder. The Board shall respond promptly in writing to an inquiry by the Holder prior to the exercise hereunder as to the Fair Market Value of a share of Common Stock. In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the Fair Market Value in respect of subpart (z) hereof, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Warrantholder.

(d)                                For the term of this Warrant, in addition to the provisions contained above, the Warrant Price shall be subject to adjustment as provided below. An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(e)                                 hi the event that, as a result of an adjustment made pursuant to this Section 8, the holder of this Warrant shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

Section 9. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of the Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be delivered upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising holder of this Warrant an amount in cash equal to the Fair Market Value of such fractional share of Common Stock on the date of exercise.

Section 10. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 11. Identity of Transfer Agent. The Transfer Agent for the Common Stock is the Company. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 12. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one day after delivery to such carrier. All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days’ advance written notice to the other:

If to the Company to:	World Water Corp.
55 Route 31 South Pennington, NJ 08543 Fax: (609)818-0720 Attn: Quentin T. Kelly

With a copy to:

Salvo, Russell, Fichter & Landau 510 Township Line Road Blue Bell, Pennsylvania 19422 Fax: (215) 653-0383 Attn: Stephen Salvo, Esq.

Section 13. Registration Rights. The initial holder of this Warrant is entitled to the benefit of certain registration rights in respect of the Warrant Shares as provided in Registration Rights Agreement, and any subsequent holder hereof may be entitled to such rights.

Section 14. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 15. Governing Law. This Warrant and all matters arising directly or indirectly herefrom shall be governed by, and construed in accordance with, the internal laws of the State of New Jersey, without reference to the choice of law provisions thereof.

Section 16. No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 17. Amendment; Waiver. Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) upon the written consent of the Company and the Warrantholder.

Section 18. No Impairment of Rights. The Company will not, by amendment of its Certificate of Incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against material impairment.

Section 19. Section Headings. The section heading in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this $0.     Warrant to be duly executed, as of the           day of             200   .

WORLDWATER CORP.

APPENDIX A WARRANT EXERCISE FORM

To:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant,                               shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

Name

Address

Federal Tax ID or Social Security No.

and delivered by	☐ certified mail to the above address, or
☐ electronically (provide DWAC Instructions: ), or
☐ other (specify: ).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated:

Note: The signature must correspond with the name of the registered holder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

Signature:

Name (please print)

Address

Federal Identification or Social Security No. Assignee: